UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(D) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2015

COMMISSION FILE NUMBER: 000-54616

BULLSNBEARS.COM, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE                                       000-54616                                           45-2282672

(State of Incorporation)                  (Commission File Number)                     (I.R.S. Employer ID Number)

6586 W. Atlantic Ave., Suite 103, Delray Beach, FL

33446

 (Address of principal executive offices)

(Zip Code)

Registrant's telephone number, including area code

(561) 692-2800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The following current report under Section 13 or 15(d) of the Securities Exchange Act of 1934 is filed pursuant to Rule 13a-ll or Rule 15d-11:

CHANGE IN DIRECTORS OR PRINCIPAL OFFICERS, REGULATION FD DISCLOSURE

ITEM 5.02    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;

                     APPOINTMENT OF CERTAIN OFFICERS

DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS

On September 25, 2015, the Board accepted the resignation from the Board of Directors of Daniel Masters, effective immediately.

Mr. Masters resignation was not tendered in connection with any disagreement with the Company on any matter relating to the Company's operations.

                                   SIGNATURES

Pursuant to the Requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: September 25, 2015

BULLSNBEARS.COM, INC.

                                   By: /s/ James Palladino

                                      ---------------------------------

                                      James Palladino

                                      Chief Executive Officer

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